SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement         [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted
[ ] Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant
    to Rule 14a-11(c) or Rule 14a-12


                           CHINDEX INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          I.    Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

          II.   Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

          III. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

          IV.   Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

          V.    Total fee paid:


          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box  if any part  of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          VI.   Amount Previously Paid:


          ----------------------------------------------------------------------

          VII.  Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------

          VIII. Filing Party:


          ----------------------------------------------------------------------

Date Filed:

          ----------------------------------------------------------------------

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------




                                          October 31, 2003




Dear Stockholder:

          You are cordially invited to attend a Special Meeting of Stockholders of Chindex International, Inc. (the "COMPANY") to be held at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, on Wednesday, November 26, 2003 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Special Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

          We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Special Meeting of Stockholders and vote in person even if you have previously mailed your proxy card.


                                    Sincerely,


                                    ROBERTA LIPSON
                                    Chairperson of the Board of Directors






IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 26, 2003


To the Stockholders of Chindex International, Inc.:

          NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "MEETING") of Chindex International, Inc. (the "COMPANY") will be held at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, on Wednesday, November 26, 2003 at 10:00 A.M., local time, to consider and act upon the following matters:

          1.   To  approve  an  amendment  to  the  Company's   Certificate   of
Incorporation to increase the number of authorized shares of Common Stock from 2,300,000 to 6,000,000;

          2.   To  approve  an  amendment  to  the  Company's   Certificate   of
Incorporation to permit increases or decreases in the number of authorized shares of any class of stock of the Company without class voting; and

          3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement. The close of business on October 30, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                    By Order of the Board of Directors,

                                    ELYSE BETH SILVERBERG
                                    Secretary

Bethesda, Maryland
October 31, 2003

================================================================================

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

GENERAL

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("COMMON STOCK"), and Class B Common Stock, par value $.01 per share ("CLASS B COMMON STOCK"), of Chindex International, Inc. (the "COMPANY") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("PROXY" or "PROXIES") for use at a Special Meeting of Stockholders (the "MEETING") to be held on Wednesday, November 26, 2003, at 10:00 A.M., local time, at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The approximate mailing date of this Proxy Statement is October 31, 2003.

SOLICITATION OF PROXIES

     The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, this Proxy Statement and Proxies is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.

     Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted in favor of each proposed amendment as set forth in the accompanying Notice of Special Meeting of Stockholders and described below.

REVOCABILITY OF PROXIES

     A Proxy may be revoked by a stockholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

OUTSTANDING SHARES

     The close of business on October 30, 2003 has been fixed by the Board of Directors as the record date (the "RECORD DATE") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were [1,486,860] shares of Common Stock and 387,500 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis.

QUORUM

     The Company's Bylaws provide that the presence in person or representation by proxy of the holders of a majority of the votes entitled to be cast shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute.

Pursuant to Delaware law, however, in the event that a separate vote by class is required, a majority of the outstanding shares of such class is required, present in person or represented by proxy, to constitute a quorum entitled to take action with respect to that vote on that matter. Consequently, in the case of the proposed amendment (Proposal 1) to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock, a quorum consists of the presence in person or by proxy of a majority of the outstanding shares of Common Stock and in the case of the proposed amendment (Proposal 2) to the Company's Certificate of Incorporation permitting increases or decreases in the number of authorized shares of any class of the Company's stock without class voting, a quorum consists of the presence in person or by proxy of (i) a majority of the outstanding votes of the Company's stock entitled to be cast (consisting of the Class B Common Stock and Common Stock voting together) and (ii) a majority of the outstanding shares of Common Stock. Proxies submitted that contain abstentions or broker non-votes will be deemed present at the Meeting for purposes of determining the presence of a quorum.

     If a quorum is not present or represented at the Meeting, then the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, then no further notice of the adjourned meeting need be given.

VOTING

     When voting together, each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. The Company's Certificate of Incorporation currently provides that the Common Stock and the Class B Common Stock shall vote together as a single class on all matters on which they may vote, except when class voting is required by law. Pursuant to Delaware law, however, class voting is required in the case of each of the proposed amendments to the Company's Certificate of Incorporation. Consequently, the affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of each proposed amendment to the Company's Certificate of Incorporation and the affirmative vote of a majority of the outstanding shares of Class B Common Stock is required for approval of the proposed amendment (Proposal 2) to the Company's Certificate of Incorporation permitting increases or decreases in the number of authorized shares of any class of the Company's stock without class voting. As such, each abstention or failure to vote by holders of Class B Common Stock and/or Common Stock effectively counts as a negative vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the ownership of shares of the Company's Class B Common Stock and Common Stock as of the Record Date with respect to (i) holders known to the Company to beneficially own more than five percent (5%) of the outstanding Class B Common Stock or Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 2002 or the three months ended March 31, 2003, exceeded $100,000 and (iv) all directors and executive officers of the Company as a group. The following amounts take into account the 100% stock split by way of a stock dividend declared by the Board of Directors of the Company with respect to outstanding shares of Class B Common Stock and Common Stock as of August 18, 2003.

                               Amount and Nature
                                 Of Beneficial
                               Ownership (2)(3)              Percent of:
                            ----------------------   ---------------------------
                                        Class B              Class B
Name and Address of           Common    Common       Common  Common
Beneficial Stockholder(1)     Stock     Stock(4)     Stock   Stock   Combined(5)
-------------------------     -----     --------     -----   -----   -----------

Roberta Lipson              49,006(6)   220,000(7)    3.2%   56.8%      35.5%

Elyse Beth Silverberg       58,986(8)   130,250       3.9%   33.6%      21.8%

Lawrence Pemble             48,974(9)    37,250       3.2%    9.6%       7.1%

Robert C. Goodwin, Jr.      89,164(10)        0       5.7%     0%        2.3%

Julius Y. Oestreicher       57,266(11)        0       3.8%     0%        1.5%

A. Kenneth Nilsson          57,266(12)        0       3.8%     0%        1.5%

                                                                      Less than
Carol R. Kaufman            27,180(13)        0       1.8%     0%         1%

Steven T. Newby
  55 Quince Orchard Rd.
  Suite 606
  Gaithersburg, MD 20878   263,716(14)        0      18.0%     0%        7.1%

Rosalind Davidowitz
  7 Sutton Place South
  Lawrence, NY 11558        78,726(15)        0       5.4%     0%        2.1%

All Executive Officers
  and Directors as a
  Group (7 persons)        387,842(16)  387,500      21.1%   100.0%     64.9%

-----------------

FOOTNOTES ON NEXT PAGE

(1) Unless otherwise indicated, the business address of each person named in the table is c/o Chindex International, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-K as promulgated by the SEC.

(4) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(5) Indicates percentage voting power represented by beneficial ownership when the Class B Common Stock and Common Stock vote together, based on total outstanding as of the Record Date of 387,500 shares of Class B Common Stock and [1,486,860] shares of Common Stock.

(6) Includes 48,400 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(7) Includes 10,000 shares held by each of the Ariel Benjamin Lee Trust, Daniel Lipson Plafker Trust and Jonathan Lipson Plafker Trust, all of which Ms. Lipson is a trustee.

(8) Includes 48,400 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(9) Includes 48,400 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(10) Includes 85,910 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(11) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(12) Includes 54,240 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(13) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(14) The amount and nature of beneficial ownership of these shares by Steven T. Newby is based solely on a Schedule 13G/A filed by Mr. Newby with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G/A, but has no reason to believe that such information is not complete or accurate.

(15) The amount and nature of beneficial ownership of these shares by Rosalind Davidowitz is based solely on a Schedule 13G filed by Ms. Davidowitz with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G, but has no reason to believe that such information is not complete or accurate.

(16) Includes 369,796 underlying options that are currently exercisable with respect to all of the underlying shares. The following table sets forth information as to the ownership of shares.

                                   PROPOSAL 1

               TO  APPROVE   AN   AMENDMENT   TO  THE   COMPANY'S
               CERTIFICATE  OF   INCORPORATION  TO  INCREASE  THE
               NUMBER OF  AUTHORIZED  SHARES OF COMMON STOCK FROM
               2,300,000 TO 6,000,000

     On August 7, 2003, the stockholders of the Company having a majority of the votes eligible to vote on the matter approved amending the Company's Certificate of Incorporation to:

          o increase the number of authorized shares of stock of the Company by 600,000 shares and a concomitant increase in the number of authorized shares of Class B common stock, par value $.01 per share (the "CLASS B COMMON Stock"), of the Company from 200,000 to 800,000 (the "CLASS B INCREASE"); and

          o increase the number of authorized shares of stock of the Company by an additional 3,700,000 shares and a concomitant increase in the number of authorized shares of Common Stock from 2,300,000 to 6,000,000 (the "COMMON STOCK INCREASE"); provided however that the Common Stock Increase is subject to the approval of the holders of outstanding shares of Common Stock.

     The Class B Increase and the Common Stock Increase were authorized by the Board of Directors in order to (i) provide sufficient shares of Class B Common Stock to fulfill the 100% stock split by way of a stock dividend declared by the Board of Directors of the Company with respect to outstanding shares of Class B Common Stock and Common Stock as of August 18, 2003, (ii) provide sufficient shares of Class B Common Stock and Common Stock for certain additional stock dividends, and (iii) provide greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, stock based acquisitions, reservation of shares for issuance upon the exercise of options, warrants or other convertible securities, including the Class B Common Stock, among other things.

     On September 26, 2003, the Company filed a Certificate of Amendment to its Certificate of Incorporation giving effect to the Class B Increase. Consequently, as of the Record Date, the Company's authorized capitalization consisted of 3,600,000 shares, consisting of (i) 2,300,000 shares of Common Stock, of which [1,486,860] shares were issued and outstanding, (ii) 800,000 shares of Class B Common Stock, of which 387,500 were issued and outstanding, and (iii) 500,000 shares of preferred stock, par value $.01 per share, none of which was issued or outstanding as of the Record Date.

      The purpose of this Proposal 1 is to submit the proposed Common Stock Increase to the holders of outstanding shares of Common Stock for their approval, which is required to give effect to the Common Stock Increase. The terms of the additional shares of Common Stock contemplated by the Common Stock Increase will be identical to those of the currently outstanding shares of Common Stock. Since holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock may reduce the percentage ownership interest of the current holders of Common Stock in the total outstanding shares of Common Stock. This proposed amendment and the creation of additional authorized shares of Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under the amendment proposed in this Proposal 1.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     The Company currently has no plans, arrangements, commitments or understandings, written or oral, for the issuance of the additional shares of Common Stock that are proposed to be authorized under this Proposal 1, although the Board of Directors may consider, although there can be no assurances as to, future stock dividends for the purposes of increasing the overall public float, market liquidity and per share investment attractiveness of the Common Stock.

     Neither holders of Common Stock nor holders of Class B Common Stock have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Class B Common Stock that may be issued in the future and, therefore, future issuances of Common Stock and/or Class B Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders.

     The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Common Stock from 2,300,000 to 6,000,000 as set forth in this Proposal 1 is necessary and desirable for the reasons described above. If approved by the holders of issued and outstanding Common Stock, the proposed increase in the number of authorized shares of Common Stock will be given effect by the filing of an amendment to the Company's Certificate of Incorporation substantially in the form attached hereto as Exhibit A. In the event that both Proposals 1 and 2 are approved in full, then a single amendment to the Company's Certificate of Incorporation substantially in the form attached hereto as Exhibit C will be filed in lieu of Exhibits A and B.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

                                   PROPOSAL 2

               TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT INCREASES OR DECREASES IN THE NUMBER OF AUTHORIZED SHARES OF ANY CLASS OF COMPANY STOCK WITHOUT CLASS VOTING

     As of the Record Date, the Company's authorized capitalization consisted of 3,600,000 shares, consisting of (i) 2,300,000 shares of Common Stock, of which [1,486,860] shares were issued and outstanding, (ii) 800,000 shares of Class B Common Stock, of which 387,500 were issued and outstanding, and (iii) 500,000 shares of preferred stock, par value $.01 per share, none of which was issued or outstanding as of the Record Date. The Board of Directors of the Company has the authority, without stockholder approval, to issue authorized and unissued shares of any class of its stock, including one or more series of preferred stock, and to determine the powers, preferences and rights of such series of preferred stock. However, Delaware law provides that a separate class vote of the holders of the Company's Class B Common Stock, Common Stock and preferred stock is required to increase or decrease the number of authorized shares of such class of stock.

     The purpose of this Proposal 2 is to provide that the number of authorized shares of Class B Common Stock, Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof outstanding) by the affirmative vote of the holders of Class B Common Stock and Common Stock voting together (with each share of Class B Common Stock having six votes per share and each share of Common Stock having one vote per share), without a class vote of the holders of Class B Common Stock, Common Stock or preferred stock, or any series of preferred stock, unless a class vote of any such holders of preferred stock is required by any certificate of designation filed with respect to the preferred stock. This provision permits the Company to avoid incremental cost and delay relating to class voting granted under Delaware law in connection with changing the number of authorized shares of the Company's Class B Common Stock, Common Stock or preferred stock, but does not alter any other class voting rights granted under Delaware law. Delaware law granting class voting to each class of the Company's stock upon a proposed amendment to the Company's Certificate of Incorporation would still be required if such amendment would otherwise alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

     Approval of this Proposal 2 will have the effect of making it easier for the Company to increase or decrease the authorized shares of the Company's Class B Common Stock, Common Stock or preferred stock available for issuance. Any such increase or decrease would still be subject to the vote of stockholders voting together. Any shares of newly authorized and available Class B Common Stock, Common Stock or preferred stock could, subject to applicable laws and any requirements contained in the certificate of designations or other agreements between the Company and the holders of any preferred stock the Company may issue, be issued by the Company as a means of discouraging a potential acquirer from seeking control of the Company by diluting public ownership of the Company.

     Approval of this Proposal 2, however, would have the effect of denying to the holders of Class B Common Stock, Common Stock or any preferred stock the Company may issue the right to a separate class vote on the increase or decrease of the authorized shares of that class of stock. As a result, the Company could dilute the ownership of holders of that class of stock, absent provisions in the certificate of designations, or any other agreements between the Company and the holders of any preferred stock the Company may issue, without a vote of the holders of the preferred stock. The effect of the proposed amendment would be to allow the holders of Class B Common Stock, which as of the Record Date beneficially owned shares representing approximately 64.9% of all eligible votes of the Company's stock voting together, to approve increases or decreases in the number of authorized shares of any class of Company stock without class voting.

See "Security Ownership of Certain Beneficial Owners and Management." The proposed limitations contemplated by this Proposal 2 relate exclusively to increases or decreases in the number of authorized shares of a class of the Company's stock and do not otherwise limit the rights to class voting granted by Delaware law.

     The  Board  of  Directors  of  the  Company   believes  that  the  proposed
limitations on class voting as set forth in this Proposal 2 are necessary and desirable for the reasons described above. If approved by the holders of issued and outstanding Class B Common Stock, voting as a class, and by the holders of issues and outstanding Common Stock, voting as a class, the proposed limitations on class voting will be given effect by the filing of an amendment to the Company's Certificate of Incorporation substantially in the form attached hereto as Exhibit B. In the event that both Proposals 1 and 2 are approved in full, then a single amendment to the Company's Certificate of Incorporation substantially in the form attached hereto as Exhibit C will be filed in lieu of Exhibits A and B.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

     Stockholders wishing to present proposals at the 2004 Annual Meeting of Stockholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2004 Annual Meeting of Stockholders must submit their proposals to the Company in writing on or before March 2, 2004.

     If the Company does not receive notice by May 17, 2004 from a stockholder who intends to present at the next Annual Meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that Special Meeting will have the discretionary authority to vote on such proposal at such meeting.

OTHER MATTERS

     Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

     All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.


                                    By Order of the Board of Directors,

                                    ELYSE BETH SILVERBERG
                                    Secretary
October 31, 2003

                                   PROXY CARD

PROXY                                                                    PROXY
-----                                                                    -----

                           CHINDEX INTERNATIONAL, INC.

               (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


          The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of CHINDEX INTERNATIONAL, INC. (the "COMPANY"), revoking all proxies heretofore given, hereby constitute and appoint Lawrence Pemble and Robert C. Goodwin, Jr. and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at a Special Meeting of Stockholders of the Company, to be held at the offices of the Company at 7201 Wisconsin Avenue, Bethesda, Maryland 20814, on Wednesday, November 26, 2003 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

          The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

          Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.


           PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,300,000 to 6,000,000.

                  FOR   |_|         AGAINST   |_|           ABSTAIN   |_|

2. Proposal to amend the Company's Certificate of Incorporation to permit increases or decreases in the number of authorized shares of any class of Company stock without class voting.

                  FOR   |_|         AGAINST   |_|           ABSTAIN   |_|

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

          The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 and 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                    Dated: _____________________, 2003


                                    ----------------------------------

                                    ----------------------------------
                                                Signature(s)

                        (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                   EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                          CHINDEX INTERNATIONAL, INC.

     The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

     1. The name of the Corporation (hereinafter referred to as the "COMPANY") is Chindex International, Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

     2.   The  first  sentence  of  Article   FOURTH  of  said   certificate  of
incorporation is hereby amended to read in its entirety as follows:

          "The total number of shares of stock which the Corporation shall have the authority to issue is 7,300,000 shares, consisting of 6,000,000 shares of common stock, par value $.01 per share, 800,000 shares of Class B Common Stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share."

     3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Company's Board of Directors and a majority written consent of the Company's stockholders representing a majority of votes eligible to vote in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2003.

                                    CHINDEX INTERNATIONAL, INC.


                                    By:
                                       -----------------------------------
                                          Roberta Lipson,
                                          Chief Executive Officer

                                    By:
                                       -----------------------------------
                                          Elyse Beth Silverberg, Secretary

                                    EXHIBIT B
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHINDEX INTERNATIONAL, INC.

      The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

     1. The name of the Corporation (hereinafter referred to as the "COMPANY") is Chindex International, Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

     2. Article FOURTH of said certificate of incorporation is hereby amended to add the following sentence immediately following the first sentence of said Article FOURTH, without any other changes of any kind therein:

          "Subject to the terms of any serial designations for any series of preferred stock, the number of authorized shares of common stock, Class B common stock or any series of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware or any corresponding provision hereafter enacted."

     3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Company's Board of Directors and a majority written consent of the Company's stockholders representing a majority of votes eligible to vote in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2003.

                                    CHINDEX INTERNATIONAL, INC.


                                    By:
                                       -----------------------------------
                                          Roberta Lipson,
                                          Chief Executive Officer

                                    By:
                                       -----------------------------------
                                          Elyse Beth Silverberg, Secretary

                                    EXHIBIT C
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHINDEX INTERNATIONAL, INC.

     The undersigned, being the Chief Executive Officer and Secretary of CHINDEX INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

     1. The name of the Corporation (hereinafter referred to as the "COMPANY") is Chindex International, Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was June 17, 2002.

     2.   The  first  sentence  of  Article   FOURTH  of  said   certificate  of
incorporation is hereby deleted and is replaced its entirety with the following:

          "The total number of shares of stock which the Corporation shall have the authority to issue is 7,300,000 shares, consisting of 6,000,000 shares of common stock, par value $.01 per share, 800,000 shares of Class B Common Stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $.01 per share. Subject to the terms of any serial designations for any series of preferred stock, the number of authorized shares of common stock, Class B common stock or any series of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware or any corresponding provision hereafter enacted."

     3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Company's Board of Directors and a majority written consent of the Company's stockholders representing a majority of votes eligible to vote in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Company's Certificate of Incorporation, as amended, to be signed by Roberta Lipson, its Chief Executive Officer, and Elyse Beth Silverberg, its Secretary, this __ day of _______, 2003.

                                    CHINDEX INTERNATIONAL, INC.


                                    By:
                                       -----------------------------------
                                          Roberta Lipson,
                                          Chief Executive Officer

                                    By:
                                       -----------------------------------
                                          Elyse Beth Silverberg, Secretary